UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2021

RUBIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38586	46-2688109
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Binney Street, Suite 300 Cambridge, MA	02139
(Address of registrant’s principal executive office)	(Zip code)

(617) 679-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RUBY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Rubius Therapeutics, Inc. (the “Company”) held its annual meeting (the “Annual Meeting”) of stockholders on May 12, 2021. The following proposals were submitted to the stockholders at Annual Meeting:

(i) To elect three Class III directors to the Company’s board of directors, to serve until the 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; and

(ii) To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 30, 2021.

The number of shares of common stock entitled to vote at the Annual Meeting was 81,230,888.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 72,438,370.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class III Directors.

Director Nominee	Votes For	Votes Withheld
Pablo J. Cagnoni, M.D.	61,348,312	1,604,715
Francis Cuss, M.B., B.Chir., FRCP	61,321,769	1,631,258
Sir Jonathan Symonds, CBE	61,328,894	1,624,133

There were 9,485,343 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.  The results of the voting included 72,434,777 votes for, 715 votes against and 2,878 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021	RUBIUS THERAPEUTICS, INC.

	By:	/s/ Pablo J. Cagnoni
Pablo J. Cagnoni
Chief Executive Officer